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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2005

MINES MANAGEMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

IDAHO	000-29786	91-0538859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 W. Riverside Avenue, Suite 311, Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 838-6050

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On November 1, 2005, Mines Management, Inc. received a warning letter from the American Stock Exchange regarding its failure to timely submit the additional listing application required by Section 301 of the American Stock Exchange Company Guide for the common stock issued and issuable upon exercise of warrants issued in the private placement described on Form 8−K filed with the Commission on October 24, 2005.  The Company submitted its additional listing application on October 26, 2005.  In its letter, the American Stock Exchange indicated that it would not apply the continued listing evaluation and follow−up procedures specified in Section 1009 of the Company Guide.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2005

Mines Management, Inc.

   /s/ James H. Moore

By:

James H. Moore

Chief Financial Officer

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